                                                                    Exhibit 10.2
                      FOURTH AMENDMENT TO CREDIT AGREEMENT
                           DATED AS OF AUGUST 14, 2001
           (AS AMENDED FROM TIME TO TIME, THE "AGREEMENT"), AND WAIVER
                BY AND BETWEEN HEADS & THREADS INTERNATIONAL LLC,
             A DELAWARE LIMITED LIABILITY COMPANY (THE "BORROWER"),
              AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO,
                        LASALLE BANK NATIONAL ASSOCIATION
                            AND FLEET NATIONAL BANK,
              SUCCESSOR TO SUMMIT BANK, AS LENDERS (THE "LENDERS"),
                  AND AMERICAN NATIONAL BANK AND TRUST COMPANY
                       OF CHICAGO, AS AGENT (THE "AGENT")

        This Fourth Amendment to the Agreement ("Amendment" or "Fourth Amendment") is entered into as of August 14, 2001 by and among the Borrower, the Lenders and the Agent.

        All capitalized terms stated in this Amendment and not defined herein shall have the same meaning as set forth in the Agreement.

        WHEREAS, the Lenders have made Loans to the Borrower pursuant to the Agreement; and

        WHEREAS, Alleghany has agreed to make a $10,300,000 capital contribution to the Borrower (the "Capital Contribution"), $6,000,000 of which shall be contributed as cash equity and $4,300,000 of which shall be contributed as payment of an income tax receivable due from Alleghany; and

        WHEREAS, the Borrower and the Lenders have agreed to amend certain terms of the Agreement and waive past noncompliance with certain financial covenants as stated herein. Now, therefore, in consideration of the fulfillment of each of the terms and conditions set forth herein, the parties hereto agree as follows:

        Section 1.      Amendments to Agreement.

        a. Upon execution of this Amendment, the Capital Contribution shall be immediately paid by the Borrower to the Agent and applied as follows:
$3,666,666.67 to retire the Term Loan, and $6,633,333.33 to reduce the balance outstanding upon the Revolving Loan.

        b.      Section 1.1 of the Agreement is amended as follows:

                (i) The definition of Borrowing Base is amended in its entirety to state the following:

                "Borrowing Base" means an amount equal to the lesser of (1) $42,000,000 or (2) an amount, adjusted as described below, equal to (a) 85% of the face amount (less maximum discounts, credits and allowances which may be taken by or granted to the Account Debtor thereof in connection therewith) of all existing Eligible Accounts that are set forth in the Schedule of Accounts then most recently delivered by the Borrower to the Agent and all existing Eligible Accounts that are set forth in any Schedule of Accounts delivered by the Borrower to the Agent since the date of such Schedule of Accounts, which amount shall be reduced by 100% of the face amount of all payments which the Borrower has received on or in connection with its Eligible Accounts since the date of such Schedule of Accounts, plus (b) the lesser of (i) $32,000,000 prior to August 31, 2001, $31,000,000 from August 31, 2001 to September 29, 2001, $29,000,000 from September 30, 2001 through October 30, 2001, $28,000,000 from October 31, 2001 through November 29, 2001 and $27,500,000 thereafter, or (ii) 55% of Eligible Inventory, through September 14, 2001 and 50% of Eligible Inventory thereafter, all as set forth in the Schedule of Inventory then most recently delivered by the Borrower to the Agent and all existing Eligible Inventory set forth in any Schedule of Inventory delivered by the Borrower to the Agent since the date of such Schedule of Inventory; provided, however, that, notwithstanding any contrary provision contained herein, the Agent shall deduct inventory reserves in an amount not less than $6,817,000 and may elect at any time, if in its reasonable discretion, it is materially insecure, to change the foregoing method of calculating the Borrowing Base by reducing advances against Eligible Accounts and Eligible Inventory, or to deduct additional reserves from the Borrowing Base. For purposes hereof, unless otherwise notified by the Borrower, the Agent will assume that all monies collected in the Lock Box (as defined in the Security Agreement) are payments of Eligible Accounts.

                (ii) The definition of "Aggregate Revolving Commitment" is amended in its entirety to state the following: "Aggregate Revolving Commitment" means $42,000,000.

                (iii) The definition of "Term Commitment" is deleted from the Agreement and there shall cease to be a Term Commitment.

                (iv) "Free Cash Flow" is defined in Section 6.10.5 of the Agreement.

                (v) The new definition of "Pricing Schedule" is amended in its entirety to state the following:

                "Pricing Schedule" means the Schedule attached to the Fourth Amendment identified as such.

        c. Sections 2.1.2 and 2.4.10 of the Agreement are deleted and all references in the Agreement to the "Term Loan" are deleted.

        d. Schedule 1 to the Agreement is amended in its entirety and replaced by the Schedule 1 attached to this Amendment and incorporated herein.

        e. Section 6.10.3 of the Agreement is amended in its entirety to state the following:

                6.10.3 Debt Service Coverage Ratio. The Borrower will maintain a Debt Service Coverage Ratio, at all times of not less than (i) 1.00 to
        1.00 on and before December 31, 2001 and (ii) 1.20:1.00 thereafter for each trailing twelve month period preceding the testing date, provided that the first test of such ratio shall be on June 30, 2001 at which time such ratio will be tested only for the Borrower's second fiscal quarter of 2001. The Debt Service Coverage Ratio will not be tested for the Borrower's fiscal quarters ending September 30, 2001 and December 31, 2001. Thereafter, the Debt Service Coverage Ratio will resume to be tested (i) on a calendar year to date basis at the end of the Borrower's fiscal quarters ending March 31, 2002, June 30, 2002, September 30, 2002 and December 31, 2002 and (ii) on a trailing rolling four quarter basis for each of the Borrower's fiscal quarters ending after December 31, 2002.

        f. A new Section 6.10.5 is added to the Agreement stating the following:

                6.10.5 Free Cash Flow. The Borrower will maintain Free Cash Flow for each of its fiscal quarters of Borrower's Fiscal Year measured at the end of each quarter ending September 30, 2001 and December 31, 2001 of not less than the following:

                                                Minimum Free Cash Flow
                                                ----------------------
                           9/30/01                   $ 223,000
                           12/31/01                  $ 334,800

                "Free Cash Flow" is EBITDA minus gross Capital Expenditures. Only for Borrower's fiscal quarter ending September 30, 2001, to the extent that Free Cash Flow is less than $223,000 as of September 30, 2001, Alleghany may contribute equity in addition to the Capital Contribution on or before October 15, 2001 in an amount sufficient that when added to the Free Cash Flow as of September 30, 2001 will make the Free Cash Flow as of that date equal to or exceed $223,000. Notwithstanding the foregoing, the amount of equity contributed by Alleghany which will be counted by the Lenders toward compliance with the Free Cash Flow covenant as of September 30, 2001 shall not exceed $750,000.

        g. A new Section 6.25 is added to the Agreement stating the following:

                6.25 Management Consultant. Borrower shall within twenty-one days following the date of this Amendment at Borrower's expense engage the services of a management consultant acceptable to the Required Lenders whose work shall be limited to performance for Borrower of thirteen week cash flow projections and monthly balance sheet and income statements projections for the next twelve months after the date of this Amendment. Borrower shall cooperate with such management consultant and shall permit to the Lenders full access at all times to the consultant and the consultant's work product.

        h. Fleet National Bank substituted for Summit Bank as a Lender. Fleet National Bank acquired Summit Bank and Fleet National Bank is hereby substituted for Summit Bank as a Lender. Fleet National Bank agrees to be bound by the terms of the Credit Agreement as fully and to the same extent as Summit Bank. All references in the Credit Agreement to Summit Bank shall hereinafter mean Fleet National Bank.

        Section 2.      Waiver.

        a. The Borrower has requested that the Agent and the Lenders waive the Default under the Agreement which has occurred and is continuing on account of Borrower's failure to comply with the financial covenants stated in Sections
6.10.2 and 6.10.3 of the Agreement as of June 30, 2001.

        b. In response to such request, the Agent, on behalf of the Lenders, hereby waives the Borrower's violation of Sections 6.10.2 and 6.10.3 of the Agreement as of June 30, 2001.

        c. The waiver set forth herein is effective solely for the purpose set forth herein and shall be limited precisely as written and shall not be deemed to be a consent to any amendment, waiver, modification of, or noncompliance with, any other term or condition of the Agreement, or otherwise prejudice any right or remedy which the Agent and the Lenders may now have or may have in the future in connection with the Agreement.

        Section 3. Representations and Warranties. The Borrower represents and warrants that:

        a. The representations and warranties contained in the Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty is true and correct in all material respects on and as of such earlier date); and

        b. The Borrower is in compliance with all the terms and provisions set forth in the Agreement and no Default or Unmatured Default has occurred and is continuing.

        Section 4. Conditions to Effectiveness. This Amendment is subject to the satisfaction in full of the following conditions precedent:

        a. The Agent shall have received executed originals of this Amendment;

        b. The Agent and each respective Lender shall have received an executed original of the Second Amended and Restated Promissory Note substantially in the form of Exhibit 1 attached hereto and incorporated herein.

        c.      The Agent shall have received payment of the fees provided in
Section 7 of this Amendment;

        d. The Agent shall have received payment of a $63,000 fee to be distributed to the Lenders in accordance with their Pro Rata Shares which fee Borrower agrees is nonrefundable and shall have been fully earned by each Lender on the date this Amendment is executed.

        e. The full Capital Contribution shall have been made by Alleghany and distributed as stated in Section 1a of this Amendment.

        f. The Agent shall have received board resolutions from the Borrower authorizing the execution of this Amendment; and

        g. All legal matters incident to this Amendment shall be reasonably satisfactory to Neal, Gerber & Eisenberg, counsel for the Agent.

        Section 5. Full Force and Effect. Except as expressly amended and waived herein, the Agreement and the Loan Documents are hereby ratified and confirmed, and shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Agreement and the Loan Documents, the terms "Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Agreement as amended prior to the date hereof and as amended by this Amendment, all references to "Lenders", "Commitment" and "Pro Rata Percentage" shall mean such terms as stated on Schedule 1 attached hereto, and all references to the "Note" or "Notes" shall mean the Second Amended and Restated Promissory Notes in the form attached hereto as Exhibit 1.

        Section 6. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

        Section 7. Expenses. The Borrower agrees to pay all out-of-pocket expenses incurred by Agent in connection with the preparation, execution and delivery of this Amendment and the other documents incident hereto, including, but not limited to, the reasonable fees and disbursements of Neal, Gerber & Eisenberg, counsel for the Agent.

        Section 8. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one instrument.

        Section 9. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                            BORROWER:

                                            HEADS & THREADS INTERNATIONAL LLC,
                                            A DELAWARE LIMITED LIABILITY COMPANY


                                            BY: /S/MICHAEL T. WRENN
                                               ---------------------------------
                                               ITS: EXECUTIVE VICE PRESIDENT
                                                    ----------------------------


                                            LENDERS:

                                            AMERICAN NATIONAL BANK AND TRUST
                                            COMPANY OF CHICAGO


                                            BY: /S/ TERENCE LYNCH
                                               ---------------------------------
                                                ITS: FIRST VICE PRESIDENT
                                                     ---------------------------


                                            LASALLE BANK NATIONAL ASSOCIATION


                                            BY: /S/ HENRY J. MUNEZ
                                                --------------------------------
                                                ITS: VICE PRESIDENT
                                                     ---------------------------


                                            FLEET NATIONAL BANK


                                            BY: /S/ RICHARD R. POWELL
                                                --------------------------------
                                                ITS: AVP
                                                     ---------------------------

                                            AGENT:

                                            AMERICAN NATIONAL BANK AND TRUST
                                            COMPANY OF CHICAGO


                                            BY: /S/ TERENCE LYNCH
                                               ---------------------------------
                                                ITS: FIRST VICE PRESIDENT
                                                     ---------------------------

                                   SCHEDULE 1

                                                                       Pro Rata
Lenders                             Commitment                         Percentage
-------                             ----------                         ----------
American National Bank and          $14,000,000.00                     33.33333333%
Trust Company of Chicago

LaSalle Bank National               $14,000,000.00                     33.33333333%
Association

Fleet National Bank                 $14,000,000.00                     33.33333333%

                                PRICING SCHEDULE

                                                     APPLICABLE MARGIN FOR REVOLVING LOANS
                                                     -------------------------------------
                  Eurodollar Rate                             3.50%

                  Floating Rate                               1.00%

                                                     APPLICABLE FEE MARGIN
                                                     ---------------------
                  Commitment Fee                              .50 bp
                  Bankers  Acceptances                        2.00%

                  Letters of Credit                           1.00%

------------------------------------

        "bp" means basis points.

                                    EXHIBIT 1

                   SECOND AMENDED AND RESTATED PROMISSORY NOTE

$14,000,000                                                      AUGUST 14, 2001

        FOR VALUE RECEIVED, the undersigned, HEADS & THREADS INTERNATIONAL LLC, a Delaware limited liability company (the "Company"), hereby promises to pay to the order of LASALLE BANK NATIONAL ASSOCIATION (the "Lender"), the principal sum of Fourteen Million and 00/100 Dollars ($14,000,000) or, if less, the aggregate unpaid principal amount of all sums advanced by the Lender to the Company pursuant to the Credit Agreement, dated as of April 3, 2000 and amended by First Amendment dated April 3, 2000, a Second Amendment dated November 27, 2000, a Third Amendment dated March 19, 2001 and a Fourth Amendment dated August 14, 2001 (such Credit Agreement, as it may be further amended, restated, supplemented or otherwise modified from time to time, being hereinafter called the "Credit Agreement"), among the Company, the Lender, the other banks parties thereto, and AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, as agent for the Lenders, on the dates and in the amounts provided in the Credit Agreement (except to the extent sums advanced with respect to Facility Letters of Credit are reimbursed to the Lender by any other Lender (as defined in the Credit Agreement) pursuant to the Credit Agreement). The Company further promises to pay interest on the unpaid principal amount of the Loans (except for the undrawn portions of any Facility Letters of Credit), evidenced hereby from time to time at the rates, on the dates, and otherwise as provided in the Credit Agreement.

        The Lender is authorized to endorse the amount and the date on which each Loan is made, the maturity date therefor and each payment of principal with respect thereto on the schedules annexed hereto and made a part hereof, or on continuations thereof which shall be attached hereto and made a part hereof; provided, that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect any obligation of the Company under the Credit Agreement and this Promissory Note (the "Note").

        This Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

        The portion of the principal amount of this Note evidencing outstanding Facility Letters of Credit is the Lender's Pro Rata Share of such amount, as set forth in Schedule 1 of the Credit Agreement, and shall be extinguished by either termination of such Facility Letters of Credit, reimbursement of all amounts paid by the Lender upon such Facility Letters of Credit or payment to the Lender of an amount equal to the amount of all outstanding Facility Letters of Credit pursuant to Section 2.3.9 of the Credit Agreement.

        This Note is a renewal and replacement of the Promissory Note in the original principal amount of $20,000,000 made and delivered by the Company to the Lender as of April 28, 2000, and the Amended and Restated Promissory Note in the original principal amount of

$21,666,666.67 dated November 27, 2000 made and delivered by the Company to Lender, and nothing contained herein or in the Fourth Amendment to the Credit Agreement dated as of November 27, 2000, shall be construed (a) to deem paid or forgiven the unpaid principal balance of, or unpaid accrued interest on, said Promissory Note outstanding at the time of their renewal and replacement by this Note, or (b) to release, cancel, terminate or otherwise adversely affect all or any part of any lien, mortgage, deed of trust, assignment, security interest or other encumbrance heretofore granted to or for the benefit of the payee of said Promissory Note.

        Terms defined in the Credit Agreement are used herein with their defined meanings therein unless otherwise defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

                                            HEADS & THREADS
                                            INTERNATIONAL LLC


                                            BY:
                                                --------------------------------
                                                ITS:
                                                     ---------------------------

                                    EXHIBIT 1

                   SECOND AMENDED AND RESTATED PROMISSORY NOTE

$14,000,000                                                      AUGUST 14, 2001

        FOR VALUE RECEIVED, the undersigned, HEADS & THREADS INTERNATIONAL LLC, a Delaware limited liability company (the "Company"), hereby promises to pay to the order of FLEET NATIONAL BANK (the "Lender"), the principal sum of Fourteen Million and 00/100 Dollars ($14,000,000) or, if less, the aggregate unpaid principal amount of all sums advanced by the Lender to the Company pursuant to the Credit Agreement, dated as of April 3, 2000, and amended by First Amendment dated April 3, 2000, a Second Amendment dated November 27, 2000, a Third Amendment dated March 19, 2001 and a Fourth Amendment dated August 14, 2001 (such Credit Agreement, as it may be further amended, restated, supplemented or otherwise modified from time to time, being hereinafter called the "Credit Agreement"), among the Company, the Lender, the other banks parties thereto, and AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, as agent for the Lenders, on the dates and in the amounts provided in the Credit Agreement (except to the extent sums advanced with respect to Facility Letters of Credit are reimbursed to the Lender by any other Lender (as defined in the Credit Agreement) pursuant to the Credit Agreement). The Company further promises to pay interest on the unpaid principal amount of the Loans (except for the undrawn portions of any Facility Letters of Credit), evidenced hereby from time to time at the rates, on the dates, and otherwise as provided in the Credit Agreement.

        The Lender is authorized to endorse the amount and the date on which each Loan is made, the maturity date therefor and each payment of principal with respect thereto on the schedules annexed hereto and made a part hereof, or on continuations thereof which shall be attached hereto and made a part hereof; provided, that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect any obligation of the Company under the Credit Agreement and this Promissory Note (the "Note").

        This Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

        The portion of the principal amount of this Note evidencing outstanding Facility Letters of Credit is the Lender's Pro Rata Share of such amount, as set forth in Schedule 1 of the Credit Agreement, and shall be extinguished by either termination of such Facility Letters of Credit, reimbursement of all amounts paid by the Lender upon such Facility Letters of Credit or payment to the Lender of an amount equal to the amount of all outstanding Facility Letters of Credit pursuant to Section 2.3.9 of the Credit Agreement.

        This Note is a renewal and replacement of a portion of the Promissory
Note in the original principal amount of $40,000,000 made and delivered by the Company to AMERICAN

NATIONAL BANK AND TRUST COMPANY OF CHICAGO as of April 3, 2000 which portion was assigned to Summit Bank pursuant to an Assignment and Assumption Agreement dated as of April 28, 2000, and the Amended and Restated Promissory Note in the original principal amount of $21,666,666.67 dated November 27, 2000 made and delivered by the Company to Summit Bank, and nothing contained herein or in the Fourth Amendment to the Credit Agreement dated as of August 14, 2001, shall be construed (a) to deem paid or forgiven the unpaid principal balance of, or unpaid accrued interest on, said Promissory Note outstanding at the time of their renewal and replacement by this Note, or (b) to release, cancel, terminate or otherwise adversely affect all or any part of any lien, mortgage, deed of trust, assignment, security interest or other encumbrance heretofore granted to or for the benefit of the payee of said Promissory Note.

        Terms defined in the Credit Agreement are used herein with their defined meanings therein unless otherwise defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

                                            HEADS & THREADS
                                            INTERNATIONAL LLC


                                            BY:
                                                --------------------------------
                                                ITS:
                                                     ---------------------------

                                    EXHIBIT 1

                   SECOND AMENDED AND RESTATED PROMISSORY NOTE

$14,000,000                                                      AUGUST 14, 2001

        FOR VALUE RECEIVED, the undersigned, HEADS & THREADS INTERNATIONAL LLC, a Delaware limited liability company (the "Company"), hereby promises to pay to the order of AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO (the "Lender"), the principal sum of Fourteen Million and 00/100 Dollars ($14,000,000) or, if less, the aggregate unpaid principal amount of all sums advanced by the Lender to the Company pursuant to the Credit Agreement, dated as of April 3, 2000 and amended by First Amendment dated April 3, 2000, a Second Amendment dated November 27, 2000, a Third Amendment dated March 19, 2001 and a Fourth Amendment dated August 14, 2001 (such Credit Agreement, as it may be further amended, restated, supplemented or otherwise modified from time to time, being hereinafter called the "Credit Agreement"), among the Company, the Lender, the other banks parties thereto, and AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, as agent for the Lenders, on the dates and in the amounts provided in the Credit Agreement (except to the extent sums advanced with respect to Facility Letters of Credit are reimbursed to the Lender by any other Lender (as defined in the Credit Agreement) pursuant to the Credit Agreement). The Company further promises to pay interest on the unpaid principal amount of the Loans (except for the undrawn portions of any Facility Letters of Credit), evidenced hereby from time to time at the rates, on the dates, and otherwise as provided in the Credit Agreement.

        The Lender is authorized to endorse the amount and the date on which each Loan is made, the maturity date therefor and each payment of principal with respect thereto on the schedules annexed hereto and made a part hereof, or on continuations thereof which shall be attached hereto and made a part hereof; provided, that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect any obligation of the Company under the Credit Agreement and this Promissory Note (the "Note").

        This Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

        The portion of the principal amount of this Note evidencing outstanding Facility Letters of Credit is the Lender's Pro Rata Share of such amount, as set forth in Schedule 1 of the Credit Agreement, and shall be extinguished by either termination of such Facility Letters of Credit, reimbursement of all amounts paid by the Lender upon such Facility Letters of Credit or payment to the Lender of an amount equal to the amount of all outstanding Facility Letters of Credit pursuant to Section 2.3.9 of the Credit Agreement.

        This Note is a renewal and replacement of a portion of the Promissory
Note in the original principal amount of $40,000,000 made and delivered by the Company to the Lender as of April 3, 2000, a portion of which was assigned to Summit Bank pursuant to Assignment and Assumption Agreement dated as of April 28, 2000, and the Amended and Restated Promissory Note in the original principal amount of $21,666,666.67 dated November 27, 2000 made and delivered by the Company to Lender, and nothing contained herein or in the Fourth Amendment to the Credit Agreement dated as of August 14, 2001, shall be construed (a) to deem paid or forgiven the unpaid principal balance of, or unpaid accrued interest on, said Promissory Note outstanding at the time of their renewal and replacement by this Note, or (b) to release, cancel, terminate or otherwise adversely affect all or any part of any lien, mortgage, deed of trust, assignment, security interest or other encumbrance heretofore granted to or for the benefit of the payee of said Promissory Note.

        Terms defined in the Credit Agreement are used herein with their defined meanings therein unless otherwise defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

                                            HEADS & THREADS
                                            INTERNATIONAL LLC


                                            BY:
                                                --------------------------------
                                                ITS:
                                                     ---------------------------